UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 10, 2005
Baxter International Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)
(847) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 10, 2005, Baxter International Inc. (the “Company”) entered into a Supplemental Remarketing Agreement (the “Supplemental Agreement”) by and among the Company, Banc of America Securities LLC (“Banc of America”), J.P. Morgan Securities Inc. (“J.P. Morgan”), UBS Securities LLC (“UBS”), Citigroup Global Markets Inc. (“Citigroup”), Credit Suisse First Boston LLC (“CSFB”) and J.P. Morgan Trust Company, National Association, a national banking association (successor in interest to Bank One Trust Company, N.A.), as purchase contract agent (the “Purchase Contract Agent”). The Company entered into the Supplemental Agreement in connection with the remarketing of $1,249,401,350 aggregate principal amount of its 3.6% Senior Notes due 2008 (the “Senior Notes”), originally issued in December 2002 as part of its 7% Equity Units. The Senior Notes were issued under an Indenture, dated as of April 26, 2002, between the Company and J.P. Morgan Trust Company, National Association (successor in interest to Bank One Trust Company, N.A.), as trustee (the “Trustee”), as amended and supplemented by Supplemental Indenture No. 1, dated as of December 17, 2002, between the Company and the Trustee. As a result of the remarketing, the interest rate on the Senior Notes will be reset to 5.196% per annum, effective upon the closing of the remarketing, which is expected to occur on or about November 16, 2005.
     The Company will purchase $1,000,000,000 aggregate principal amount of the Senior Notes in the remarketing and retire all of the Senior Notes it purchases.
     A copy of the Remarketing Agreement as supplemented by the Supplemental Agreement and Supplemental Indenture No. 1 are attached hereto.
Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibits are filed herewith:
4.1	Remarketing Agreement, dated as of December 17, 2002, by and among the Company, Banc of America, CSFB, UBS and the Purchase Contract Agent, as supplemented by the Supplemental Remarketing Agreement, dated November 10, 2005, among the Company, Banc of America, J.P. Morgan, UBS, Citigroup, CSFB and the Purchase Contract Agent

4.2	Supplemental Indenture No. 1, dated as of December 17, 2002, between the Company and the Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
By:	/s/ Susan R. Lichtenstein
Susan R. Lichtenstein
Corporate Vice President, General Counsel and Corporate Secretary

Date: November 10, 2005

Exhibit Index

Exhibit No.	Description

4.1	Remarketing Agreement, dated as of December 17, 2002, by and among the Company, Banc of America, CSFB, UBS and the Purchase Contract Agent, as supplemented by the Supplemental Remarketing Agreement, dated November 10, 2005, among the Company, Banc of America, J.P. Morgan, UBS, Citigroup, CSFB and the Purchase Contract Agent

4.2	Supplemental Indenture No. 1, dated as of December 17, 2002, between the Company and the Trustee